UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Address of principal executive offices) (Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Report to Stockholders.

TICKER: MUNDX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about the Mundoval Fund ("Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.mundoval.com/mundoval-fund. You can also request this information by contacting us at 1-800-595-2877.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Mundoval Fund	$156	1.48%
Management's Discussion of Fund Performance.

For the year ended December 31, 2024, Mundoval Fund returned 11.06% versus 18.67% for the MSCI World Index. Since inception on September 3, 2004, the average annualized rate of return for through December 31, 2024, was 7.68% versus 8.47% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the year included the Financial Sector (Mastercard Inc. Berkshire Hathaway Inc. & Bank of America), Information Technology Sector (Taiwan Semiconductor Manufacturing Company Ltd. & Apple Inc.) and Communication Services (Alphabet Inc.) Negative factors impacting investment performance for the Fund during the year included the Consumer Staples (The Estée Lauder Companies Inc.), Consumer Discretionary Sector (LVMH Louis Vuitton Moët Hennessy & Nike, Inc.) and Health Care Sector (Elevance Health, Inc.)

During the year the Fund sold shares in Intel Corporation, Honeywell, Inc. and T. Rowe Price Corporation. The Fund purchased new shares of Thermo Fisher Scientific, Astra Zeneca Plc, United Healthcare Group, Inc., Humana Inc., Arthur J. Gallagher & Co., Zoetis Inc., Paycom Software, Inc., Marathon Petroleum Corp., Cheniere Energy, Inc., Mondelez International Inc., The Charles Schwab Corp. and Haleon Plc. The geographic diversification of the Fund's net assets as of December 31, 2024, was 73.28% Domestic stocks, 20.98% International stocks, and 5.74% cash equivalents.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Years	10 Years
Mundoval Fund	11.06%	8.16%	8.36%
MSCI World Index	18.67%	11.17%	9.95%
Fund Statistics
Net Assets ($)	$25,589,563
Number of Portfolio Holdings	44
Portfolio Turnover Rate (%)	15%
Total Advisory Fees Paid ($)	$398,417
Total Advisory Fees Before Waiver ($)	$403,100

1

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Mastercard Incorporated Class A	10.29%
Apple, Inc.	8.81%
Alphabet Inc. Class C	8.19%
Alphabet Inc. Class A	8.14%
Goldman Sachs FS Government Fund Institutional Class	5.80%
LVMH Moët Hennessy Louis Vuitton	5.11%
Novo Nordisk A/S	5.04%
Taiwan Semiconductor Manufacturing Company Ltd.	5.02%
The TJX Companies, Inc.	4.72%
Bank of America Corporation	4.29%
Sectors (% of net assets)

*	Net Cash represents cash equivalents and liabilities in excess of other assets.
Availability of Additional Information about the Fund.

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit www.mundoval.com/mundoval-fund.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Selwyn Isakow is an audit committee finical expert. Mr. Isakow is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2024	FYE 12/31/2023
Audit Fees	$15,800	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 12/31/2024	FYE 12/31/2023
Registrant		$4,250	$4,250
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments

Mundoval Fund
		Schedule of Investments
	December 31, 2024

Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aerospace & Defense
3,500	Airbus SE **	$ 139,423	0.54%

Aircraft Engines & Engine Parts
4,000	RTX Corp.	462,880	1.81%

Beverages
10,000	LVMH Moët Hennessy Louis Vuitton **	1,306,900	5.11%

Cable & Other Pay Television Services
2,064	The Walt Disney Company	229,826	0.90%

Electronic Computers
9,000	Apple Inc.	2,253,780	8.81%

Fabricated Rubber Products, NEC
400	West Pharmaceutical Services, Inc.	131,024	0.51%

Fire, Marine & Casualty Insurance
1,600	Berkshire Hathaway Inc. Class B *	725,248	2.83%

Food and Kindred Products
2,000	Mondelēz International, Inc. Class A	119,460
4,000	Nestlé S.A. **	326,800
		446,260	1.74%

Guided Missiles & Space Vehicles & Parts
700	Lockheed Martin Corporation	340,158	1.33%

Hospital & Medical Service Plans
800	Elevance Health, Inc.	295,120
1,100	Humana Inc.	279,081
700	UnitedHealth Group Inc.	354,102
		928,303	3.63%

Industrial Inorganic Chemicals
400	Linde PLC (United Kingdom)	167,468	0.65%

Insurance Agents, Brokers & Service
800	Arthur J. Gallagher & Co.	227,080	0.89%

Measuring & Controlling Devices, NEC
400	Thermo Fisher Scientific Inc.	208,092	0.81%

National Commercial Banks
25,000	Bank of America Corporation	1,098,750
500	Capital One Financial Corporation	89,160
		1,187,910	4.64%

Natural Gas Distribution
900	Cheniere Energy, Inc.	193,383	0.76%

Perfumes, Cosmetics & Other Toilet Preparations
2,000	The Estée Lauder Companies Inc. Class A	149,960
17,000	Haleon PLC **	162,180
		312,140	1.22%

Petroleum Refining
1,000	Marathon Petroleum Corporation	139,500	0.55%

Pharmaceutical Preparations
2,200	AstraZeneca PLC **	144,144
2,000	Merck & Co.	198,960
15,000	Novo Nordisk A/S **	1,290,300
1,500	Zoetis Inc.	244,395
		1,877,799	7.34%

Retail - Catalog & Mail-Order Houses
400	Amazon.com, Inc. *	87,756	0.34%

Retail - Family Clothing Stores
10,000	The TJX Companies, Inc.	1,208,100	4.72%

Retail - Variety Stores
100	Costco Wholesale Corporation	91,627	0.36%

Rubber & Plastics Footwear
8,000	NIKE, Inc. Class B	605,360	2.37%

Search, Detection, Navigation, Guidance, Aeronautical Systems
800	Northrop Grumman Corp.	375,432	1.47%

Security Brokers, Dealers & Flotation Companies
150	BlackRock, Inc.	153,766
2,500	The Charles Schwab Corporation	185,025
		338,791	1.32%

Semiconductors & Related Devices
6,500	Taiwan Semiconductor Manufacturing Company Ltd. **	1,283,685	5.02%

Services - Business Services, NEC
5,000	MasterCard Incorporated Class A	2,632,850
1,000	Visa Inc. Class A	316,040
		2,948,890	11.52%

Services - Computer Programming, Data Processing, Etc.
11,000	Alphabet Inc. Class A	2,082,300
11,000	Alphabet Inc. Class C	2,094,840
		4,177,140	16.32%

Services - Prepackaged Software
700	Microsoft Corporation	295,050
600	Paycom Software, Inc.	122,982
		418,032	1.63%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
6,000	Unilever PLC **	340,200	1.33%

Special Industry Machinery, NEC
300	ASML Holding N.V. **	207,924	0.81%

Sugar & Confectionery Products
4,500	The Hershey Company	762,075	2.98%

Total for Common Stocks (Cost - $8,723,472)		24,122,186	94.26%

MONEY MARKET FUNDS
1,483,306	Goldman Sachs FS Government Fund Institutional
	Class 4.36% ***	1,483,306	5.80%
	(Cost - $ 1,483,306)

	Total Investment Securities	25,605,492	100.06%
	(Cost - $10,206,778)

	Liabilities in Excess of Other Assets	(15,929)	-0.06%

	Net Assets	$ 25,589,563	100.00%

SUMMARY OF COMMON STOCKS BY COUNTRY
			% of Common
		Fair Value	Stocks
Denmark		1,290,300	5.35%
France		1,306,900	5.42%
Netherlands		347,347	1.44%
Switzerland		326,800	1.35%
Taiwan		1,283,685	5.32%
United Kingdom		813,992	3.37%
United States		18,753,162	77.75%
		$ 24,122,186	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The yield shown represents the 7-day yield at December 31, 2024.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Mundoval Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investment Securities at Fair Value	$ 25,605,492
(Cost - $10,206,778)
Dividends Receivable	17,911
Total Assets	25,623,403
Liabilities:
Payable to Adviser	33,840
Total Liabilities	33,840
Net Assets	$ 25,589,563

Net Assets Consist of:
Paid In Capital	$ 8,141,897
Total Distributable Earnings	17,447,666
Net Assets, for 980,870 Shares Outstanding	$ 25,589,563
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($25,589,563/980,870 shares)	$ 26.09

Statement of Operations
For the fiscal year ended December 31, 2024

Investment Income:
Dividends (Net of foreign withholding taxes of $25,568*)	$ 381,571
Total Investment Income	381,571
Expenses:
Management Fees	403,100
Total Expenses	403,100
Less: Expenses Waived	(4,683)
Net Expenses	398,417

Net Investment Loss	(16,846)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	3,397,425
Change in Net Unrealized Appreciation on Investments	(570,493)
Net Realized and Unrealized Gain on Investments	2,826,932

Net Increase in Net Assets from Operations	$ 2,810,086

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.
The accompanying notes are an integral part of these financial statements.

Mundoval Fund

Statements of Changes in Net Assets
	1/1/2024	1/1/2023
	to	to
	12/31/2024	12/31/2023
From Operations:
Net Investment Loss	$ (16,846)	$ (3,086)
Net Realized Gain on Investments	3,397,425	1,261,600
Change in Net Unrealized Appreciation on Investments	(570,493)	2,348,365
Increase in Net Assets from Operations	2,810,086	3,606,879

From Distributions to Shareholders:	(1,824,456)	(787,763)

From Capital Share Transactions:
Proceeds From Sale of Shares	46,895	113,144
Shares Issued on Reinvestment of Dividends	643,303	302,736
Cost of Shares Redeemed	(1,769,981)	(495,650)
Net Decrease from Shareholder Activity	(1,079,783)	(79,770)

Net Increase/(Decrease) in Net Assets	(94,153)	2,739,346

Net Assets at Beginning of Year	25,683,716	22,944,370
Net Assets at End of Year	$ 25,589,563	$ 25,683,716

Share Transactions:
Issued	1,735	4,616
Reinvested	24,313	12,153
Redeemed	(65,059)	(20,041)
Net Decrease in Shares	(39,011)	(3,272)
Shares Outstanding Beginning of Year	1,019,881	1,023,153
Shares Outstanding End of Year	980,870	1,019,881

The accompanying notes are an integral part of these financial statements.

Mundoval Fund

Financial Highlights
Selected data for a share outstanding
throughout each year:	1/1/2024	1/1/2023		1/1/2022	1/1/2021	1/1/2020
	to	to		to	to	to
	12/31/2024	12/31/2023		12/31/2022	12/31/2021	12/31/2020
Net Asset Value -
Beginning of Year	$ 25.18	$ 22.43		$ 28.28	$ 24.10	$ 22.02
Net Investment Income/(Loss) (a)	(0.02)	-	+	(0.06)	(0.10)	(0.05)
Net Gain/(Loss) on Investments
(Realized and Unrealized)	2.83	3.53		(5.14)	5.57	3.30
Total from Investment Operations	2.81	3.53		(5.20)	5.47	3.25

Distributions (From Net Investment Income)	-	-		-	-	(0.03)
Distributions (From Realized Capital Gains)	(1.90)	(0.78)		(0.65)	(1.29)	(1.14)
Total Distributions	(1.90)	(0.78)		(0.65)	(1.29)	(1.17)

Net Asset Value -
End of Year	$ 26.09	$ 25.18		$ 22.43	$ 28.28	$ 24.10
Total Return (b)	11.06%	15.78%		(18.38)%	22.81%	14.86%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 25,590	$ 25,684		$ 22,944	$ 29,978	$ 25,020
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%		1.50%	1.50%	1.50%
After Waiver
Ratio of Expenses to Average Net Assets	1.48%	1.50%		1.49%	1.48%	1.50%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	-0.06%	-0.01%		-0.24%	-0.36%	-0.24%
Portfolio Turnover Rate	15.08%	2.52%		6.42%	5.03%	2.30%

+ Per share amount less than +/- $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MUNDOVAL FUND
December 31, 2024

1.) ORGANIZATION
The Mundoval Fund (the “Fund”) is a diversified series of the Mundoval Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on September 3, 2004. The Fund’s investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2024, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the Trust's Fair Value Pricing procedures. The Trust’s Valuation Committee consists of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of Deecember 31, 2024:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 24,122,186	$ -	$ -	$ 24,122,186
Money Market Funds	1,483,306	-	-	1,483,306
Total	$ 25,605,492	$ -	$ -	$ 25,605,492

The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2024.

The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2024.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. The Adviser has agreed to waive, without recoupment, a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2025, unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2025. For the fiscal year ended December 31, 2024, the Adviser earned management fees totaling $403,100, of which $33,840 was payable to the Adviser as of December 31, 2024. For the fiscal year ended December 31, 2024, the Adviser waived fees in the amount of $4,683 with no recapture provision.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $1,500 each, for a total of $4,500, in Trustees fees by the Adviser for the fiscal year ended December 31, 2024. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,839,382 and $6,692,335, respectively. There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, Arthur Q. Johnson and immediate family members, located at 7855 Ivanhoe Ave., Suite 210, La Jolla, California, beneficially held 66.79% of the Fund, and therefore may be deemed to control the Fund. Mr. Johnson is the President of the Adviser and serves as a Trustee of the Trust.

8.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at December 31, 2024 was $10,206,778. At December 31, 2024, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$15,516,168	($117,454)		$15,398,714

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
Ordinary Income	$ -		$ -
Long-Term Capital Gains	1,824,456		787,763
	$ 1,824,456		$ 787,763

As of December 31, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Undistributed Long-Term Capital Gains			$ 2,048,952
Unrealized Appreciation			15,398,714
$ 17,447,666

As of December 31, 2024, there were no differences between book and tax basis unrealized appreciation.

As of December 31, 2024, total distributable earnings was increased by $16,846 and paid in capital was decreased by $16,846. The adjustment was primarily related to the reclassification of net operating loss.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2024, the Fund had 27.79% of the value of its net assets invested in stocks within the Information Technology sector.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Mundoval Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mundoval Funds comprising Mundoval Fund (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 12, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7. The registrant paid the Chief Compliance Officer $0 for the fiscal year ended December 31, 2024.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)) are effective in design and operation.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
President

Date: Feb 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
President (Principal Executive Officer)

Date: Feb 18, 2025

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
Chief Financial Officer (Principal Financial Officer)

Date: Feb 18, 2025